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EXHIBIT 6

STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of February 8, 2002, is made between each of the entities listed in Exhibit A hereto (each a "Purchaser") and the Micron Technology Foundation, Inc., an Idaho non-profit corporation (the "Foundation").

        WHEREAS, the Foundation is the direct beneficial owner of 58,622,863 shares of common stock, par value $0.01 per share (the "Common Stock") of Interland, Inc., a Minnesota corporation ("Interland").

        WHEREAS, each Purchaser desires to purchase, and the Foundation desires to sell, that number of shares of Common Stock owned by the Foundation set forth opposite such Purchaser's name in Exhibit A hereto (such shares of Common Stock, the "Shares"), upon the terms set forth herein, at a price of $1.25 per share.

        WHEREAS, certain capitalized terms used herein are defined in Section 1.1 hereof.

        NOW, THEREFORE, in consideration of the premises and agreements hereinafter set forth, intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

        1.1    Definitions.    For purposes of this Agreement, the following terms shall have the meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined, except with respect to the term "Purchaser"):

        "Closing" shall have the meaning set forth in Section 2.3 hereof.

        "Closing Date" shall have the meaning set forth in Section 2.3 hereof.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Common Stock" shall have the meaning set forth in the preamble.

        "Disposition" shall have the meaning set forth in Section 4.6

        "Donation Agreement" shall have the meaning set forth in Section 3.2.

        "Encumbrance" shall mean any lien, encumbrance, proxy, voting trust arrangement, pledge, security interest, collateral security agreement, financing statement (and similar notices) filed with any Governmental Authority, claim (including any claim as defined in the Code), charge, equities, mortgage, pledge, objection, title defect, option, restrictive covenant or restriction on transfer of any nature whatsoever, and the interest of the lessor in any property subject to a capital lease, except, in each case, as set forth in the Investor Rights Agreement, the Registration Rights Agreement and this Agreement.

        "Foundation" shall have the meaning set forth in the preamble.

        "Governmental Authority" shall mean any government or political subdivision thereof, whether federal, state, local or foreign, or any agency, department, commission, board, bureau, court, tribunal, body, administrative or regulatory authority or instrumentality of any such government or political subdivision.

        "Interland" shall have the meaning set forth in the preamble.

        "Investor Rights Agreement" shall have the meaning set forth in Section 3.2.

        "Law" shall mean any law (including common law), rule, regulation, restriction (including zoning), code, statute, ordinance, order, writ, injunction, judgment, decree or other requirement of a Governmental Authority.

        "Order" shall mean any order, judgment, injunction, award, decree, writ, rule or similar action of any Governmental Authority.

        "Permit" shall mean any franchise, license, certificate, approval, identification number, registration, permit, authorization, order or approval of, and any required registration with, any Governmental Authority.

        "Purchaser" shall have the meaning set forth in the preamble.

        "Registration Rights Agreement" shall have the meaning set forth in Section 2.2.

        "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Shares" shall have the meaning set forth in the preamble.

ARTICLE II

PURCHASE AND SALE OF THE SHARES;
ASSIGNMENT OF REGISTRATION RIGHTS; THE CLOSING

        2.1    Purchase and Sale of Shares.    Upon the terms set forth herein, at the Closing (as defined in Section 2.3) the Foundation shall sell, assign, transfer and deliver to each Purchaser, severally and not jointly, and each Purchaser shall accept and purchase from the Foundation such number of Shares as is set forth opposite such Purchaser's name on the schedule attached as Exhibit A hereto, free and clear of all Encumbrances, for $1.25 per Share, for the aggregate price as is set forth opposite such Purchaser's name on Exhibit A hereto, in immediately available funds. Each Purchaser's obligation to purchase the Shares as set forth herein is not conditioned on any other Purchaser's obligation to purchase the Shares and shall be an independent and several obligation.

        2.2    Assignment of Registration Rights.    Pursuant to Section 1.7 of the Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement") entered into as of August 6, 2001, by and among Micron Technology, Inc., Micron Electronics, Inc., now known as Interland, Inc., and certain other parties named therein, the Foundation, to the extent permitted by the Registration Rights Agreement, hereby assigns to each Purchaser all of its rights and interests in the Registration Rights Agreement with respect to the Shares purchased by such Purchaser. As and to the extent required by the Registration Rights Agreement, each Purchaser hereby agrees to be bound by and subject to the terms and conditions of the Registration Rights Agreement. Section 1.7 of the Registration Rights Agreement is attached hereto as Exhibit B and contains certain restrictions and limitations on transfer of the rights under the Registration Rights Agreement, including, but not limited to: (i) a minimum number of Shares required to be transferred in order to transfer the associated registration rights, and (ii) the requirement that the Shares be restricted pursuant to the Securities Act following the acquisition by a Purchaser, which by executing this Agreement, each applicable Purchaser acknowledges and accepts.

        2.3    Closing.    Upon the terms contained in this Agreement, the closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, at 10:00 A.M., Pacific Standard Time, on the date hereof or at such other time and place as the Foundation and the Purchasers shall mutually agree. The date on which the Closing takes place is referred to as the "Closing Date."

        2.4    Deliveries by the Foundation.    At the Closing, the Foundation is delivering to each Purchaser the following:

          (a)  a receipt for the payments provided for by Section 2.1 hereof;

          (b)  an opinion of counsel that the sale of Shares to the Purchaser hereunder is made in compliance with the Securities Act or an available exemption therefrom; and

          (c)  an instrument of termination of the MTI Shareholder Agreement entered into as of March 22, 2001 by Micron Technology, Inc. and Interland.

        In addition, the Foundation shall have delivered one or more stock certificates representing the Shares to Wells Fargo Shareowner Services, transfer agent for Interland, accompanied by stock powers duly endorsed in blank or accompanied by duly executed instruments of transfer, with all necessary transfer tax and other revenue stamps affixed thereto, so that Wells Fargo Shareowner Services shall, promptly following the Closing, deliver new stock certificates to each Purchaser representing the number of Shares being acquired by such Purchaser, as set forth in Exhibit A.

        2.5    Deliveries by the Purchaser.    At the Closing, each Purchaser is delivering to the Foundation the following:

          (a)  by wire transfer to the account of the Foundation previously provided in writing to each Purchaser, the payment to be made by such Purchaser as provided for in Section 2.1 hereof; and

          (b)  to the extent applicable, an executed Investor Rights Agreement entered into by and between the Purchaser and Interland.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE FOUNDATION

        The Foundation represents and warrants to each Purchaser as follows:

        3.1    Authorization; Binding Obligation.    This Agreement has been duly and validly executed and delivered by the Foundation and, assuming due authorization, execution and delivery by each Purchaser, constitutes a legal, valid and binding obligation of the Foundation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other federal or state laws of general applicability relating to or affecting creditors' or secured parties' rights and remedies generally and general principles of equity, whether considered in an action at law or in equity. The Foundation has the legal capacity and all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by the Foundation and the consummation of the transactions contemplated hereby by the Foundation have been duly and validly authorized by the Foundation, and no other proceedings on the part of the Foundation are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

        3.2    Title to the Shares.    Immediately prior to the Closing, the Foundation was the record and beneficial owner of, and had good and marketable title to, the Shares free and clear of all Encumbrances. The Shares are not subject to any restrictions on transferability other than those imposed by (i) the Securities Act and applicable state securities laws, (ii) the Donation Agreement, dated as of August 30, 2001, by and between Micron Semiconductor Products, Inc. and the Foundation (the "Donation Agreement"), (iii) the Registration Rights Agreement, (iv) the Investor Rights Agreement dated as of February 8, 2002, entered into between Interland and each of the Purchasers (the "Investor Rights Agreement") and (v) this Agreement. There are no options, warrants, calls, commitments or rights of any character to purchase or otherwise acquire Shares from the Foundation pursuant to which the Foundation may be obligated to sell, transfer or otherwise dispose of any of the Shares. At the Closing, each Purchaser is acquiring good and marketable title to the Shares, free and clear of all Encumbrances.

        3.3    Consents and Approvals; No Violation.    None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) require any consent, waiver, approval, authorization or permit of, or filing with or notification to, or any other action by, any Governmental Authority by the Foundation, (ii) violate the certificate of incorporation or bylaws of the Foundation, or any Law of any Governmental Authority which may be applicable to the Foundation, or by which any of the Foundation's activities, properties or assets (including, without limitation, the Shares) may be bound or affected or (iii) violate, breach, or conflict with, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or any obligation to pay or result in the imposition of any Encumbrance upon any material portion of the property of the Foundation (including, without limitation, the Shares)) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, Encumbrance, contract, agreement, Permit, Order, or other instrument or obligation to which the Foundation is a party or by which any of the Foundation's activities, properties or assets (including, without limitation, the Shares) may be bound or affected.

        3.4    Brokers and Finders.    No agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

        3.5    Sale and Transfer of Rights.    The Board of Directors of Interland has approved the sale of the Shares to the Purchasers and has approved, to the extent permitted by the Registration Rights Agreement, the assignment by the Foundation to the Purchasers of the Foundation's rights under the Registration Rights Agreement so far as they relate to the Shares.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        Each Purchaser, severally and not jointly, represents and warrants to the Foundation as follows:

        4.1    Authorization; Binding Obligation.    The Purchaser has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder. The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby by the Purchaser have been duly and validly authorized by the Purchaser and no other proceedings on the part of the Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Foundation, constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other federal or state laws of general applicability relating to or affecting creditors' or secured parties' rights and remedies generally and general principles of equity, whether considered in an action at law or in equity.

        4.2    Consents and Approvals; No Violation.    None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, or compliance with any of the provisions hereof, will (i) require any consent, waiver, approval, authorization or permit of, or filing with or notification to, or any other action by, any Governmental Authority by the Purchaser, (ii) violate the formation documents of the Purchaser, or any Law of any Governmental Authority which may be applicable to the Purchaser, or by which any of the Purchaser's businesses, properties or assets may be bound or affected or (iii) violate, breach, or conflict with, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration or any obligation to pay or result in the imposition of any Encumbrance upon any material portion of the property of the Purchaser) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, Encumbrance, contract, agreement, Permit, Order, or other instrument or obligation to which the Purchaser is a party or by which any of the Purchaser's businesses, properties or assets may be bound or affected.

        4.3    Purchase for Own Account.    The Purchaser is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution or other disposition of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

        4.4    Disclosure of Information.    The Purchaser believes that it has received all the information regarding Interland's business, properties, prospects and financial condition that the Purchaser believes is necessary or appropriate for deciding whether to purchase the Shares. The Purchaser acknowledges that Interland files annual and special reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and that such materials are available to the Purchaser.

        4.5    Investment Experience and Accreditation.    The Purchaser represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and is experienced in evaluating and investing in securities of technology companies, and has completed and delivered to the Foundation an executed purchaser eligibility questionnaire in the form attached hereto as Exhibit C. The Purchaser further represents that the Purchaser is able to fend for himself or itself, can bear the economic risk of the investment (including the total loss thereof), and has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Shares. The Purchaser also represents that it has not been organized for the purpose of acquiring the Shares.

        4.6    Restricted Securities; Control Securities.    The Purchaser understands that the Shares are characterized as both "restricted securities" and "control securities" under the federal securities laws and that under such laws and applicable regulations such securities may not be sold, pledged, transferred, or otherwise disposed of (a "Disposition"), without registration under the Securities Act and applicable state securities laws or an exemption therefrom. The Purchaser further understands that in the event of any Disposition, the transferor shall provide to Interland a legal opinion that such Disposition is being made pursuant to an exemption from, or in a transaction not subject to the registration requirements of the Securities Act, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act and applicable state securities laws, the Shares must be held indefinitely. In particular, the Purchaser is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be (i) the availability of current information to the public about Interland, which information may or may not be available at the time of any Disposition of the Shares and (ii) the expiration of the one year holding period with respect to such Shares.

        Without in any way limiting the foregoing, the Purchaser agrees not to make any Disposition, whether or not for value, of all or any portion of the Shares for a period of six months from the Closing Date, unless pursuant to (i) a registration statement (declared effective by the SEC and necessary state regulatory authorities) under the Securities Act covering such proposed disposition or

(ii) pursuant to Rule 144 of the Securities Act if then available, and in each case (i) and (ii), such disposition is made in accordance with such registration statement or Rule 144, respectively, and any other applicable federal and state securities laws.

        4.7    Legends.    It is understood that the certificate(s) evidencing the Shares shall bear those legends set forth in Exhibit D hereto.

        4.8    Brokers and Finders.    No agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

ARTICLE V

MISCELLANEOUS

        5.1    Survival of Representation and Warranties.    All representations, warranties and covenants made by any party contained in this Agreement, or any certificate delivered pursuant hereto or made in writing to, by or on behalf of a Purchaser or the Foundation, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the Closing.

        5.2    Governing Law.    This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without regard to principles of conflict of laws.

        5.3    Consent to Jurisdiction.    The Foundation and each Purchaser agree that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the state or federal courts located in the State of Idaho. The Foundation and each Purchaser by execution hereof hereby irrevocably submit to the jurisdiction of the state and federal courts located in Ada County, State of Idaho for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof. The Foundation and each Purchaser hereby consent to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of Idaho, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 5.5 hereof is reasonably calculated to give actual notice.

        5.4    Waiver of Jury Trial.    The Foundation and each Purchaser hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the subject matter hereof.

        5.5    Notices.    All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied (with confirmation of receipt), delivered by nationally-recognized overnight express service or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

        If to one or more Purchasers, at the respective address set forth in Exhibit A.

        If to the Foundation:

    Micron Technology Foundation
    8000 South Federal Way
    Boise, ID 83707
    Telephone: (208) 368-3766
    Telecopy: (208) 368-4095
    Attention: Norman Schlachter

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above, provided that notice of a change of address shall be deemed given only upon receipt.

        5.6    Expenses.    Each party hereto shall be solely responsible for all expenses incurred by it or on its behalf in connection with the preparation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of its counsel, accountants, brokers, finders, financial advisors and other representatives.

        5.7    Specific Performance.    Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

        5.8    Descriptive Headings; Interpretation.    The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References in this Agreement to Sections mean Sections of this Agreement, unless otherwise indicated. The term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, a governmental entity or an unincorporated organization. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

        5.9    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        5.10    Severability.    In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision, provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

        5.11    Entire Agreement; No Third-Party Beneficiaries.    This Agreement (a) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) is not intended to confer upon any person other than the parties hereto and their permitted assigns any rights or remedies hereunder.

        5.12    Assignment.    No party hereto may assign its rights or obligations under this Agreement, except that a Purchaser shall assign its rights and obligations in connection with any transfer of the Shares by such Purchaser with respect to such Shares, to the extent such transfer is permitted by the terms hereof.

        5.13    Further Assurances.    The Foundation and each Purchaser, severally and not jointly, agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to implement the transactions contemplated by this Agreement.

        5.14    Purchasers Acting Independently.    Each Purchaser is acting severally and not jointly with the other Purchasers in executing this Agreement and accepting the rights, duties and responsibilities hereunder. The Foundation's agreement with each Purchaser is a separate agreement and the sale of the Shares to each Purchaser is a separate sale and is not conditioned upon the sale of Shares to any other Purchaser.

[Remainder of Page Intentionally Left Blank]

Signature Page

Stock Purchase Agreement

(Micron Technology Foundation)

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY 8, 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

MICRON TECHNOLOGY FOUNDATION, INC.
By:	/s/ W. G. STOVER, JR.
Name:	W. G. Stover, Jr.
Title:	Treasurer and Director

Signature Pages

Stock Purchase Agreement

(Alphabetical by Purchaser)

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY 8, 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Altar Rock Fund L.P..
By:	[ILLEGIBLE] Signature
Address:	c/o	Tudor Investment Corporation 50 Rowes Wharf 6th Floor Boston, Ma 02110

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Babusek Family LTD Partnership DTP 1/8/99 [Print Name of the Purchaser]
By:	/s/ JOHN B. BABUSEK Signature
Address:	11 Magee Ct. [ILLEGIBLE], CA 94556

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

BK Capital Partners IV, L.P.
By:	/s/ MURRAY A. INDICK Blum Capital Partners, L.P., its General Partner
By:	Murray A. Indick, Partner and General Counsel
Address:	909 Montgomery Street, Suite 400 San Francisco, CA 94133

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Carpenters Pension Trust for Southern California
By:	/s/ MURRAY A. INDICK Richard C. Blum & Associates, Inc., its Investment Advisor
By:	Murray A. Indick, Partner, General Counsel & Secretary
Address:	909 Montgomery Street, Suite 400 San Francisco, CA 94133

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

The Common Fund Multi-Strategy Equity Fund
By:	/s/ MURRAY A. INDICK Richard C. Blum & Associates, Inc., its Investment Advisor
By:	Murray A. Indick, Partner, General Counsel & Secretary
Address:	909 Montgomery Street, Suite 400 San Francisco, CA 94133

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

First New York Securities, L.L.C. F/B/O Account #1010159026
By:	[ILLEGIBLE] Name: Title: [ILLEGIBLE]
Address:	850 Third Avenue 8th Floor New York, NY 10022

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY 6, 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Hartford Capital Appreciation Fund By: Wellington Management Company, llp As Investment Sub-Adviser
Luxurylines & Co. Registration Name
By:	[ILLEGIBLE] Signature
Address:	75 State Street Boston, MA 02109 617-951-5000

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY 8, 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

INTERLAND, INC. [Print Name of the Purchaser]
By:	[ILLEGIBLE] Signature
Address:	303 Peachtree Center Avenue Suite #500 Atlanta, GA, 30303

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY 7, 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Kahn Capital Offshore [Print Name of the Purchaser]
By:	[ILLEGIBLE] Signature
Address:	[Illegible] Worsharm Ct. Windermere, FL 34786

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY 7, 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Kahn Capital Partners L.P. [Print Name of the Purchaser]
By:	[ILLEGIBLE] Signature
Address:	[Illegible] Worsham Ct. Windermere, FL 34786

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY 8, 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Joel J. Kocher [Print Name of the Purchaser]
By:	/s/ JOEL J. KOCHER Signature
Address:	26810 Founders Place Spicewood, TX 78669

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

ROBERT & CAROLYN C. LEE, TRUSTEES, 1986 LEE FAMILY TRYST [Print Name of the Purchaser]
By:	/s/ ROBERT LEE
By:	/s/ CAROLYN C. LEE
Address:	17 Magee Ct. Moraga, CA 94556

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

PAR INVESTMENT PARTNERS, L.P.
By:	PAR Group, L.P. its general partner
By:	PAR Capital Management, Inc. its general partner
By:	/s/ EDWARD L. SHAPIRO Edward L. Shapiro, Vice President
Address:	One Financial Center Suite 1600 Boston, MA 20110

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

RAPTOR CLOBAL PORTFOLIO LTD.
By:	[ILLEGIBLE] Signature
Address:	c/o	Tudor Investment Corporation 50 Rowes Wharf 6th Floor Boston, Ma 02110

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Robert T. Slezak & Jane G. Slezak, Cotrustees of the Robert T. Slezak Trust dated July 8, 1999 [Print Name of the Purchaser]
By:	/s/ ROBERT T. SLEZAK Robert T. Slezak Cotrustee
By:	/s/ JANE G. SLEZAK Jane G. Slezak Cotrustee
Address:	6032 Country Club Oaks Omaha, NE 68152

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Stinson Capital Fund (Cayman), Ltd.
By:	/s/ MURRAY A. INDICK Blum Capital Partners, L.P., its Investment Advisor
By:	Murray A. Indick, Partner & General Counsel
Address:	909 Montgomery Street, Suite 400 San Francisco, CA 94133

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Stinson Capital Partners, L.P.
By:	/s/ MURRAY A. INDICK Blum Capital Partners, L.P., its General Partner
By:	Murray A. Indick, Partner and General Counsel
Address:	909 Montgomery Street, Suite 400 San Francisco, CA 94133

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Stinson Capital Partners II, L.P.
By:	/s/ MURRAY A. INDICK Blum Capital Partners, L.P., its General Partner
By:	Murray A. Indick, Partner and General Counsel
Address:	909 Montgomery Street, Suite 400 San Francisco, CA 94133

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Stinson Capital Partners III, L.P.
By:	/s/ MURRAY A. INDICK Blum Capital Partners, L.P., its General Partner
By:	Murray A. Indick, Partner and General Counsel
Address:	909 Montgomery Street, Suite 400 San Francisco, CA 94133

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Tudor BVI Global Portfolio LTD.
By:	[ILLEGIBLE] Signature
Address:	c/o	Tudor Investment Corporation 50 Rowes Wharf 6th Floor Boston, Ma 02110

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Tudor Proprietary Trading LLC.
By:	[ILLEGIBLE] Signature
Address:	c/o	Tudor Investment Corporation 50 Rowes Wharf 6th Floor Boston, Ma 02110

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

United Brotherhood of Carpenters Pension Fund
By:	/s/ MURRAY A. INDICK Richard C. Blum & Associates, Inc., its Investment Advisor
By:	Murray A. Indick, Partner, General Counsel & Secretary
Address:	909 Montgomery Street, Suite 400 San Francisco, CA 94133

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Vardon International, Ltd.
By:	/s/ RICHARD W. SHEA, JR. Name: Richard W. Shea, Jr. Title: Director
By:	Vardon Capital Management, LLC Its Investment Manager
By:	/s/ RICHARD W. SHEA, JR. Name: Richard W. Shea, Jr. Title: Managing Member
Address:	P.O. Box 705 OT, 68 Fort Street George Town, Grand Cayman Cayman Islands

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Vardon Partners, LP
By:	Vardon Capital, LLC Its General Partner
By:	/s/ RICHARD W. SHEA, JR. Name: Richard W. Shea, Jr. Managing Member
Address:	850 Third Avenue 8th Floor New York, NY 10022

SIGNATURE PAGE TO

STOCK PURCHASE AGREEMENT

DATED AS OF FEBRUARY    , 2002

BY AND AMONG

MICRON TECHNOLOGY FOUNDATION, INC.

AND EACH PURCHASER NAMED THEREIN

        The undersigned hereby executes and delivers the Stock Purchase Agreement to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Purchasers named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Vardon Partners II, LP
By:	Vardon Capital, LLC its General Partner
By:	/s/ RICHARD W. SHEA, JR. Name: Richard W. Shea, Jr. Title: Managing Member
Address:	850 Third Avenue 8th Floor New York, NY 10022

EXHIBIT A
PURCHASER INFORMATION

Name, Address and Jurisdiction of Formation	Taxpayer ID	Number of Shares Acquired	Aggregate Price
Interland, Inc. 303 Peachtree Center Ave, St. 500 Atlanta, GA 30303	41-1404301	5,822,863	$7,278,578.50
Carpenters Pension Trust for Southern California 909 Montgomery St., Suite 400 San Francisco, CA 94133	95-6042875	3,578,600	$4,473,250.00
United Brotherhood of Carpenters Pension Fund 909 Montgomery St., Suite 400 San Francisco, CA 94133	35-6075035	502,900	$628,625.00
The Common Fund Multi-strategy Equity Fund 909 Montgomery St., Suite 400 San Francisco, CA 94133	23-7037968	224,100	$280,125.00
Stinson Capital Partners, L.P. 909 Montgomery St., Suite 400 San Francisco, CA 94133	94-3232358	2,027,700	$2,534,625.00
Stinson Capital Partners II, L.P. 909 Montgomery St., Suite 400 San Francisco, CA 94133	94-3264850	688,900	$861,125.00
Stinson Capital Partners III, L.P. 909 Montgomery St., Suite 400 San Francisco, CA 94133	94-3343772	603,900	$754,875.00
BK Capital Partners IV L.P. 909 Montgomery St., Suite 400 San Francisco, CA 94133	94-3139027	84,800	$106,000.00
Stinson Capital Fund (Cayman), Ltd. 909 Montgomery St. San Francisco, CA 94133	No US Tax ID	289,100	$361,375.00
PAR Investment Partners, LP One Financial Center, Suite 1600 Boston, MA 02111	04-3099961	20,000,000	$25,000,000.00
Raptor Global Portfolio LTD 50 Rowes Wharf, 6th Floor Boston MA 02110	98-021-1544	4,630,813	$5,788,516.25
Tudor BVI Global Portfolio LTD 50 Rowes Wharf, 6th Floor Boston MA 02110	98-022-3576	872,741	$1,090,926.25
Altar Rock Fund L.P. 50 Rowes Wharf, 6th Floor Boston MA 02110	06-155-8414	32,556	$40,695.00
Tudor Propriety Trading LLC 50 Rowes Wharf, 6th Floor Boston MA 02110	13-372-0063	463,890	$579,862.50

Kahn Capital Partners LP 5506 Worsham Court Windermere, FL 34786	33-0798356	2,400,000	$3,000,000.00
Kahn Capital Partners Offshore 5506 Worsham Court Windermere, FL 34786	No US Tax ID	600,000	$750,000.00
Vardon Partners, L.P. 850 Third Avenue, 8th Floor New York, NY 10022	13-409-1780	147,400	$184,250.00
Vardon Partners II, L.P. 850 Third Avenue, 8th Floor New York, NY 10022	13-416-2389	319,200	$399,000.00
Vardon International, Ltd. P.O. Box 705 GT, 68 Fort Street George Town, Grand Cayman, Cayman Islands	98-034-6809	533,400	$666,750.00
First New York Securities, L.L.C. F/B/O Account #1010159026 850 Third Avenue, 8th Floor New York, NY 10022	13-3270745	400,000	$500,000.00
Joel Jeffrey Kocher 26810 Founders Place Spicewood, TX 78669	264-255-333	200,000	$500,000.00
Robert and Carolyn C. Lee, trustees for the 1986 Lee Family Trust, dated 12/4/86 17 Magee Court Moraga, CA 94556	###-##-####	200,000	$250,000.00
The Balousek Family Limited Partnership DTD 1/8/99 11 Magee Ct. Moraga, CA 94556	68-0424230	100,000	$125,000.00
Robert T. Slezak & Jane G. Slezak, Cotrustees of the Robert T. Slezak Trust dated July 8, 1999 6032 Country Club Oaks Omaha, NE 68152	###-##-####	800,000	$1,000,000.00
Hartford Capital Appreciation Fund C/o Wellington Management Company, LLP 75 State Street Boston MA 02109	06-1455339	13,100,000	$16,375,000.00

EXHIBIT B

SECTION 1.7 OF THE REGISTRATION RIGHTS AGREEMENT

1.7.
Grant and Transfer of Registration Rights.

        Except for registration rights granted by the Company after the date hereof (a) in connection with business acquisitions and which relate solely to registrations on Form S-3 or (b) which are subordinate to the rights of the Holders hereunder, the Company shall not grant any registration rights to any other person or entity without the prior written consent of the Initiating Holders, which consent shall not be unreasonably withheld or delayed. Holders shall have the right to transfer or assign the rights contained in this Agreement (i) to any limited partner or affiliate of a Holder in connection with the transfer of any Registrable Securities or (ii) to any third party transferee acquiring at least 20% of the Registrable Securities issued to the Holder as of the date hereof or the shares of Common Stock issued upon conversion of such Registrable Securities; provided: (a) the Company is, within thirty (30) days after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

EXHIBIT C

PURCHASER SUITABILITY QUESTIONNAIRE

The undersigned hereby represents and warrants to the Micron Technology Foundation, Inc.(the "Foundation") that the undersigned is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and that the undersigned makes such representation and warranty because it comes within the category checked below. (Please check the box(es) which applies to you, if any. If none apply, please sign this form and return it with all boxes unchecked.)

/ /	(1)	Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
/ /	(2)	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
/ /	(3)	Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
/ /	(4)	Any director, executive officer, or general partner of the Company or any director, executive officer, or general partner of a general partner of the Company;
/ /	(5)	Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000 (for purposes of this section, "net worth" means the excess of total assets at fair market value (including equity in a home, home furnishings and automobiles) over total liabilities);
/ /	(6)	Any natural person who had an individual income in excess of $200,000 in each of 2000 and 2001 or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the year 2002;
/ /	(7)	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

/ /	(8)	An entity in which all of the equity owners are accredited investors.
Date:

Individual Investors:	Signature:

Print Name:

Entity Investors:	Entity Name:

By:

Name:

Title:

EXHIBIT D

LEGENDS

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED OTHER THAN PURSUANT TO: (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR; (II) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

IN ADDITION, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, IF APPLICABLE, SET FORTH IN (I) THAT CERTAIN STOCK PURCHASE AGREEMENT DATED AS OF FEBRUARY 8, 2002, EXECUTED BY THE MICRON TECHNOLOGY FOUNDATION, INC. AND THE INITIAL HOLDER OF THIS CERTIFICATE; (II) THAT CERTAIN AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 6, 2001, EXECUTED BY THE ISSUER; AND (III) THAT CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF FEBRUARY 8, 2002 EXECUTED BY THE ISSUER AND THE INITIAL HOLDER OF THIS SECURITY. A COPY OF THE FOREGOING AGREEMENTS MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

QuickLinks

STOCK PURCHASE AGREEMENT
ARTICLE I DEFINITIONS
ARTICLE II PURCHASE AND SALE OF THE SHARES; ASSIGNMENT OF REGISTRATION RIGHTS; THE CLOSING
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE FOUNDATION
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
ARTICLE V MISCELLANEOUS
EXHIBIT A PURCHASER INFORMATION
EXHIBIT B SECTION 1.7 OF THE REGISTRATION RIGHTS AGREEMENT
EXHIBIT C PURCHASER SUITABILITY QUESTIONNAIRE
EXHIBIT D LEGENDS